UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2003

CATHAY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 5 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Cathay Bancorp, Inc. under the Securities Act of 1933, as amended.

Item 5. Other Events.

On June 23, 2003, Cathay Bancorp, Inc. announced, in a press release, that Mr. Heng W. Chen will join Cathay Bancorp, Inc. as its Executive Vice President and Chief Financial Officer effective June 30, 2003. That press release is attached hereto as exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press Release dated June 23, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2003

CATHAY BANCORP, INC.

By:	/s/ DUNSON K. CHENG
Dunson K. Cheng Chairman and President

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EXHIBIT INDEX

Number	Exhibit
99.1	Press Release, dated June 23, 2003.

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